UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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El Paso Corporation

(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 19, 2010 EL PASO CORPORATION Meeting Information Meeting Type: Annual Meeting of Stockholders Meeting Date: May 19, 201*0 Meeting Time: 9:00 a.m. CDT Location: Four Seasons Hotel Houston 1300 Lamar Street Houston, TX 77010 You are receiving this communication because you hold shares in the above named company. This is not a ballot. EL PASO CORPORATION You cannot use this notice to vote these shares. 1001 LOUISIANA STREET ROOM 1500C This communication presents only an overview of the HOUSTON, TX 77002 more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2010 Notice and Proxy Statement, 2009 Annual Report on Form 10-K and 2009 Summary Report are -P91992 available at www.proxyvote.com. See the reverse side of this notice to obtain M21859 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT ON FORM 10-K 3. 2009 SUMMARY REPORT How to View the Proxy Materials Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy of the Proxy Materials: If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 5, 2010 to facilitate timely delivery. Please have your 12-Digit Control Number (located on the following page) available, then use one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please review the proxy materials for directions to the annual meeting and information on what you will need to bring with you to gain access to the meeting. At the meeting you will need to request a ballot to vote these shares. M21860-P91992 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR UNDER PROPOSAL 1.

1. Election of Directors

Nominees:

1a. Juan Carlos Braniff

1b. David W. Crane

1c. Douglas L. Foshee

1d. Robert W. Goldman

1e. Anthony W. Hall, Jr.

1f. Thomas R. Hix

1g. Ferrell P. McClean

1h. Timothy J. Probert

1i. Steven J. Shapiro

1j. J. Michael Talbert

1k. Robert F. Vagt

1l. John L. Whitmire

M21861-P91992

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

2. Approval of the El Paso Corporation 2005 Omnibus Incentive Compensation Plan, as amended and restated, to increase the number of shares available for issuance by 7.0 million.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

3. Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2010.